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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Steiner Leisure Limited's previously filed Form S-8 Registration Statement (File No. 333-39927), Form S-8 Registration Statement (File No. 333-52343) and Form S-3 Registration Statement (File No. 333-73363).



ARTHUR ANDERSEN LLP



Miami, Florida
    March 22, 1999.